EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aqua Metals, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Stephen R. Clarke, President and Chief Executive Officer, and Thomas Murphy, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Stephen R. Clarke	Dated: May 19, 2016
Stephen R. Clarke
Title:	President and Chief Executive Officer

By:	/s/ Thomas Murphy	Dated: May 19, 2016
Thomas Murphy
Title:	Chief Financial Officer

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.